UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 19, 2024

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York	10013
(Address of principal executive offices)	(Zip Code)
(212)
559-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.01
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Citigroup Inc.
Current Report on Form
8-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.01	Terms Agreement, dated September 12, 2024, among Citigroup Inc. (the “Company”) and the underwriters named therein, relating to the offer and sale of the Company’s 4.542% Fixed Rate / Floating Rate Callable Senior Notes due September 19, 2030.

1.02	Terms Agreement, dated September 12, 2024, among the Company and the underwriters named therein, relating to the offer and sale of the Company’s 5.411% Fixed Rate Reset Callable Subordinated Notes due September 19, 2039.

4.01	Form of Note for the Company’s 4.542% Fixed Rate / Floating Rate Callable Senior Notes due September 19, 2030.

4.02	Form of Note for the Company’s 5.411% Fixed Rate Reset Callable Subordinated Notes due September 19, 2039.

5.01	Opinion of Karen Wang, Esq.

99.01	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report
to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2024	CITIGROUP INC.

		By:	/s/ Karen Wang
Karen Wang
Assistant Secretary

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